EXHIBIT 31.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO RULES 13a-14(a) AND 15d-14(a) OF THE SECURITIES EXCHANGE ACT OF 1934 (SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002)

I, John J. Steele, certify that:

1.	I have reviewed this annual report on Form 10-K/A of Werner Enterprises, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	[Intentionally omitted];

4.	[Intentionally omitted];

5.	[Intentionally omitted].

Date:	March 17, 2015

/s/ John J. Steele
John J. Steele
Executive Vice President, Treasurer and Chief Financial Officer